EXHIBIT 99.2

CAUTIONARY STATEMENTS FORWARD LOOKING STATEMENTS  This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as "anticipate", "estimate", "expect," "intend," "may", "should" and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company’s business and industry in general, anticipated investment activity, repayment of debt, redemption of investment, estimated repo financing and pro forma capitalization and guidance for financial results for the third and fourth quarter of 2020, including the Company's estimated core earnings, dividend per common share and dividend coverage ratio for the third quarter of 2020. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including the ultimate geographic spread, duration and severity of the COVID-19 pandemic, and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or treat its impact, as well as those described in greater detail in our filings with the Securities and Exchange Commission, particularly those specifically described in our Registration Statement on Form S-11 and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company's Registration Statement on Form S-11 and the Company's other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this presentation and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements   NON-GAAP FINANCIAL MEASURES  This presentation contains non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measure used within this presentation is core earnings. Core earnings is defined as the net income (loss) attributable to our common stockholders computed in accordance with GAAP, including realized gains and losses not otherwise included in net income (loss), excluding any unrealized gains or losses or other similar non-cash items that are included in net income (loss) for the applicable reporting period, regardless of whether such items are included in other comprehensive income (loss), or in net income (loss) and adding back amortization of stock-based compensation. We use core earnings to evaluate our performance which excludes the effects of certain GAAP adjustments and transactions that we believe are not indicative of our current operations and loan performance. We believe providing core earnings as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance. We also use core earnings as a component of the management fee paid to NREA. Core earnings should not be considered as an alternative or substitute to net income (loss). Our computation of core earnings may not be comparable to core earnings reported by other REITs.   ADDITIONAL INFORMATION For additional information, see our filings with the SEC. Our filings with the SEC are available on our website, www.nexpointfinance.com, under the "Investor Relations" tab.

NEXPOINT REAL ESTATE FINANCE

Company Overview

NexPoint Real Estate Finance, Inc. ("NREF" or the "Company") is a publicly traded mortgage REIT ("mREIT"), with its shares listed on the New York Stock Exchange. The company primarily concentrates on investments in real estate sectors where its senior management team has operating expertise, including in the multifamily, single-family rental ("SFR"), and self-storage, predominantly in the top 50 metropolitan statistical areas. The Company targets lending or investing in properties that are stabilized or have a "light-transitional" business plan.

NREF is externally managed by NexPoint Real Estate Advisors VII, L.P. ("NREA"), an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor with extensive real estate and fixed income experience.

16.4%
DISCOUNT TO BOOK[1]

10.4%
IMPLIED DIVIDEND YIELD[2]

8.8%
INSIDER OWNERSHIP[3]

NREF Total Return[4]


10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20

(1) BASED ON JUNE 30, 2020 BOOK VALUE INCLUDING REDEEMABLE NCI IN THE OPERATING PARTNERSHIP AS REPORTED BY THE COMPANY AND THE SHARE PRICE AS OF CLOSE OF TRADING AUGUST, 5, 2020
(2) IMPLIED DIVIDEND YIELD IS CALCULATED USING THE ANNOUNCED 3Q DIVIDEND OF $0.40 PER COMMON SHARE, ANNUALIZED, DIVIDED BY THE SHARE PRICE AS OF CLOSE OF TRADING ON AUGUST 5, 2020
(3) AS OF THE CLOSE OF TRADING AUGUST 5, 2020
(4) TOTAL RETURN, INCLUDING DIVIDENDS, AS OF CLOSE OF TRADING AUGUST 5, 2020

3

2Q 2020 HIGHLIGHTS

FINANCIAL

- Net income of $19.3MM, with net income attributable to common stockholders of $5.3MM, or $1.00 per diluted common share
- Core earnings of $1.9MM, or $0.37 per diluted common share[1]
- Book value of $337.7MM, or $18.33 per common share, including redeemable non-controlling interests in the Operating Partnership; a 3.44% increase over 1Q 2020 book value on a per share basis
- Paid a 2Q 2020 dividend of $0.40 per common share on June 30, 2020
- Announced 3Q 2020 dividend of $0.40 per common share to be paid on September 30, 2020

PORTFOLIO

- Outstanding total portfolio of $1.37B, comprised of 45 investments[2]
- SFR and multifamily represent 97.1% of our portfolio, with the remainder being self-storage
- Weighted average loan to value ("LTV")[3] and debt service coverage ratio ("DSCR") on our SFR, CMBS, preferred and mezz investments are 66.9% and 1.94x[2]
- On April 23, 2020, purchased a fixed rate Freddie Mac K-Series B-Piece with a 10.75% bond equivalent yield (BEY), 3.55% weighted average coupon (WAC) and a current yield of 6.10%
- On May 29, 2020, issued 564,334 common units in the Operating Partnership in exchange for a $10MM preferred equity investment in a stabilized multifamily property with an estimated yield of 11.0%
- On June 12, 2020, made a $7.5MM mezzanine investment in a stabilized multifamily property with an estimated yield of 11.0%
- On July 30, 2020, purchased a floating rate Freddie Mac K-Series B-Piece with an estimated current yield of 1-Month LIBOR plus 900bps
- On August 6, 2020, we expect to purchase a fixed rate Freddie Mac K-Series B-Piece and interest only strips, with an estimated current yield of 6.6%
- As of August 5, 2020, there have been 1 and 9 forbearances granted in our CMBS B-Piece portfolio and SFR loan book, respectively, representing 2.0% of our total investment portfolio on a consolidated basis[4]

CAPITALIZATION

- Debt to book value ratio of 2.51x
- Secured credit facility, matched in structure and duration of the underlying SFR loans, with a weighted average remaining term of 7.8 years
- As of August 6, 2020, outstanding repo financing is estimated to be $157.7MM, which equates to 48.8% advance rate on our CMBS B-Piece and IO Strip portfolio[5]
- On July 24, 2020, NREF closed it's Series A Cumulative Redeemable Preferred Stock (NYSE:NREF PRA) offering netting the Company $46.1MM of cash to deploy in highly accretive new investments

(1) SEE "RECONCILIATIONS" SLIDE
(2) AS OF AUGUST 5, 2020 AND INCLUDES THE FREDDIE MAC K-SERIES B-PIECE AND INTEREST ONLY STRIPS EXPECTED TO CLOSE AUGUST 6, 2020
(3) LOAN TO VALUE IS GENERALLY BASED ON THE INITIAL LOAN AMOUNT DIVIDED BY THE AS–IS APPRAISED VALUE AS OF THE DATE THE LOAN WAS ORIGINATED OR BY THE CURRENT PRINCIPAL AMOUNT AS OF THE DATE OF THE MOST RECENT AS-IS APPRAISED VALUE. FOR OUR CMBS B-PIECES, LTV IS BASED ON THE WEIGHTED AVERAGE LTV OF THE UNDERLYING LOAN POOL.
(4) "TOTAL INVESTMENT PORTFOLIO ON A CONSOLIDATED BASIS" INCLUDES THE FREDDIE MAC K-SERIES B-PIECE AND INTEREST ONLY STRIPS EXPECTED TO CLOSE AUGUST 6, 2020
(5) BASED ON ACTUAL COLLATERAL POSTED AND AFTER GIVING EFFECT TO THE REPAYMENT OF THE $65MM BRIDGE FACILITY AND APPROXIMATELY $60.7MM OF ADDITIONAL REPO FINANCING EXPECTED TO OCCUR AFTER THE DATE OF THIS SUPPLEMENT

4

2Q 2020 FINANCIAL SNAPSHOT Net interest income of $4.6MM, an increase of 41.4% over 1Q 2020 Net income of $19.3MM, with net income attributable to common stockholders of $5.3MM, or $1.00 per diluted common share; compared to net loss attributable to common stockholders of $(6.4)MM in 1Q 2020 Core earnings of $1.9MM, or $0.37 per diluted common share; compared to $0.23 per diluted common share in 1Q 20201 BV per common share including redeemable NCI in the Operating Partnership increased 3.44% to $18.33/share, from $17.72/share at the end of the first quarter 2020 $12.47MM net unrealized gain in 2Q 2020 due to mark-to-market movement in the CMBS B-Piece and CMBS IO Strips portfolios Earnings and Book Value (8.28%) 3.44% NREF CLOSED IT’S IPO ON FEBRUARY 11, 2020, AS SUCH, THE QUARTER OVER QUARTER CHANGE SHOWN IN 2Q 2020 IS CALCULATED USING 2Q 2020 CORE EARNINGS PER SHARE DIVIDED BY THE 1Q 2020 STUB PERIOD CORE EARNINGS PER SHARE

2Q 2020 FINANCIAL SNAPSHOT NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 3Q AND 4Q 2020 IS ESTIMATED TO BE $2.0MM AND $2.4MM AT THE MID-POINT, RESPECTIVELY. SEE “RECONCILIATIONS” SLIDES. NREF CLOSED IT’S IPO ON FEBRUARY 11, 2020, AS SUCH, THE QUARTER OVER QUARTER CHANGE SHOWN IN 2Q 2020 IS CALCULATED USING 2Q 2020 CORE EARNINGS PER SHARE DIVIDED BY THE 1Q 2020 STUB PERIOD CORE EARNINGS PER SHARE 2Q dividend of $0.40/common share was paid June 30, 2020 2Q 2020 core earnings per diluted common share was $0.37 2Q core earnings dividend coverage ratio was 0.93x 3Q 2020 core earnings per diluted common share is projected to be $0.40 at the mid-point1 3Q 2020 dividend per common share of $0.40 to be paid on September 30, 2020 Estimated 3Q core earnings dividend coverage ratio is 1.00x 4Q 2020 core earnings per diluted common share is projected to be $0.48 at the mid-point1 Using the 3Q 2020 dividend per common share, estimated 4Q core earnings dividend coverage ratio is 1.20x Dividend and Core Earnings 0.93x 1.05x Core Earnings/Share 60.9%1 8.1% 1.00x 1.20x 0.93x 20.0%

PORTFOLIO COMMENTARY

Defensive Portfolio Characteristics

The current portfolio consists of senior loans, mezzanine debt, preferred equity and preferred stock investments in short-duration lease-term assets (multifamily, SFR, self-storage) that are geographically diverse in the United States. The portfolio has no exposure to construction loans, heavy transitional loans, land loans or for-sale loans. As of August 5, 2020, there have been 1 and 9 forbearances granted in our CMBS B-Piece portfolio and SFR loan book, respectively, representing 2.0% of our total investment portfolio on a consolidated basis. However, as part of the forbearance program, the master servicers fund principal and interest payments on behalf of the borrowers so cash flows to the bondholders (NREF) are not interrupted.

MULTIFAMILY

- Historically low losses for Freddie Mac debt issuances secured by multifamily assets, including periods of market stress
- Annual defaults have breached 1.0% of loans outstanding only three times since 1994[1]
- Aggregate losses in Freddie Mac's origination history have averaged 5 bps per year dating back to 1994[1]
- Since 2009 and through February 2020, there have been $18.8MM in losses on $368.9B of combined issuance[2]
- As of June 25, 2020, $7.9B of outstanding UPB, representing 2.6% of total securitized UPB, have entered into forbearance[3]

SINGLE-FAMILY RENTAL

- Although this is a relatively new asset class that was institutionalized in the wake of the global financial crisis, we believe SFR will exhibit resiliency akin to multifamily
- Current portfolio of SFR loans is capitalized by a secured credit facility with Freddie Mac, is matched in both duration and structure of the underlying loans, has 7.8 years of average weighted term to maturity and a 250 bps interest rate spread[4]
- Subject to Freddie Mac forbearance program to help mitigate cash flow interruptions to the bondholders

SELF-STORAGE

- Limited human interaction and low costs should help the self-storage sector during current unprecedented times
- Historically, self-storage has outperformed other real estate asset types during economic downturns

8.2	99.6%	66.9%	1.94x
YEARS AVERAGE REMAINING TERM[5]	OF PORTFOLIO STABILIZED[5]	WEIGHTED AVERAGE LOAN TO VALUE[5]	WEIGHTED AVERAGE DSCR[5]

(1) FREDDIE MAC; 2018
(2) FREDDIE MAC; MAY 2020
(3) JUNE (2020) SECURITIZATION FORBEARANCE REPORT – FREDDIE MAC
(4) AS OF JUNE 30, 2020
(5) AS OF JUNE 30, 2020 INCLUDING THE 2 FREDDIE MAC K-SERIES B-PIECES AND 3 FREDDIE MAC K-SERIES IO STRIPS CLOSED, OR EXPECTED TO CLOSE, AFTER QUARTER END AND EXCLUDING THE PREFERRED STOCK (JCAP SERIES A PREFERRED)

7

PORTFOLIO COMMENTARY AS OF AUGUST 5, 2020 AND INCLUDES THE FREDDIE MAC K-SERIES B-PIECE AND INTEREST ONLY STRIPS EXPECTED TO CLOSE AUGUST 6, 2020 AS A % OF OUTSTANDING PRINCIPAL AS OF JUNE 30, 2020 INCLUDING THE 2 FREDDIE MAC K-SERIES B-PIECES AND 3 FREDDIE MAC K-SERIES IO STRIPS CLOSED, OR EXPECTED TO CLOSE, AFTER QUARTER END AND EXCLUDING THE PREFERRED STOCK (JCAP SERIES A PREFERRED) Diverse geographic exposure with the majority of the portfolio located in the Southeast and Southwest Strategically focused on short-duration lease-term property types, with SFR and multifamily consisting of 61.9% and 35.1% of the portfolio, respectively1 Majority of the portfolio invested in first mortgages and CMBS B-Pieces1 Geographic and Asset Type Exposure $1.3B CURRENT PRINCIPAL1 GA 32% FL 20% TX 10% 4% MN LESS THAN 2.0% OF TOTAL 3% AL 4% AZ 3% NJ GEOGRAPHIC EXPOSURE2 3% CA 66.9% WEIGHTED AVG LTV1

PRO FORMA CAPITALIZATION ESTIMATED AS OF AUGUST 6, 2020 AND AFTER GIVING EFFECT TO THE REPAYMENT OF THE $65MM BRIDGE FACILITY AND APPROXMATELY $60.7MM OF ADDITIONAL REPO FINANCING EXPECTED TO OCCUR AFTER THE DATE OF THIS SUPPLEMENT. SEE “RECONCILIATIONS” SLIDES. AS OF JUNE 30, 2020. MARKET VALUE OF CMBS PORTFOLIO AS OF AUGUST 6, 2020 $157.7MM REPO FINANCING1 $787.6MM SENIOR CREDIT FACILITY2 $945.3M TOTAL DEBT1 _____________________ 6.5 YEARS WEIGHTED AVERAGE TERM OF DEBT 83.3% OF TOTAL DEBT IS FIXED AND IS NOT SUBJECT TO MARK-TO-MARKET1 MOVEMENTS 16.7% OF TOTAL DEBT IS FLOATING AND IS SUBJECT TO MARK-TO-MARKET1 2.39x DEBT TO BOOK VALUE OF EQUITY INCLUDING SERIES A PREFERRED1 $86.3MM BOOK VALUE OF COMMON2 $262.9MM BOOK VALUE OF REDEEMABLE NONCONTROLLING INTERESTS IN THE OPERATING PARTNERSHIP1 $349.2M TOTAL BOOK VALUE OF EQUITY1 $166MM IMPLIED EQUITY VALUE IN CMBS PORTFOLIO 48.8% LTV1 $324MM MARKET VALUE OF CMBS PORTFOLIO3 REPO Financing on CMBS Portfolio $46.1MM BOOK VALUE OF SERIES A PREFERRED1 PERPETUAL AND CALLABLE AFTER YEAR 5 2.71x DEBT TO BOOK VALUE OF EQUITY1

RECENT TRANSACTION: FLOATING-RATE CMBS B-PIECE

Collateral Pool Summary[1]

Underlying Pool Balance:	$896 million
Weighted Avg Mortgage Interest Rate:	1-Month LIBOR + 2.1%
Interest Only DSCR[2]:	2.3x
Average Loan to Value:	65.2%
Number of Properties:	42
Number of Units:	9,435
Weighted Avg Occupancy:	95%
Weighted Avg Rent/Unit:	$1,166
Total Appraised Value:	$1.4 billion
Geographic Distribution:	


Other (<4% of Total)
9.4%
CA
5.1%
WA
7.5%
NV
9.9%
GA
10.7%
FL
14.0%
AZ
20.4%
TX
22.9%
$896MM
UNDERLYING POOL BALANCE

SAMPLE FREMF K- SERIES SECURITIZATION – PRO RATA PAY


$896MM
Floating Rate
Pool of Mortgages
Guaranteed Certificate
Class A
Unguaranteed Certificate
Class C
Last
First
Loss Position
Cash Flows
First
Last

B-Piece Summary[1]

Payment Structure:	Floating-rate with current pay
Purchase Price/Par Value:	$67MM / $67MM
% of Securitization:	7.5%
Current Yield[3]:	1-Month LIBOR + 9.0%
Unlevered IRR[4]:	10.6%
Expected Term to Maturity:	6.5 years

(1) BASED ON JULY 1, 2020 CUT-OFF DATE.
(2) CALCULATED USING UNDERWRITTEN NET CASH FLOW
(3) INVESTMENT HAS A 0% FLOOR
(4) CALCULATED USING PROJECTED CASH FLOWS

10

EXPECTED TRANSACTION: FIXED-RATE CMBS INVESTMENT

Investment Summary[1]

			Purchase Price					
Tranche	Structure	Par Value	$	% of Par	Current Yield[2]	BEY	LTV[3]	Term (Years)
D	P/O	$109MM	$36MM	33%	-	11.4%	69.0%	9.8
X2A	I/O	N/A	$9MM	N/A	13.0%	4.4%	56.2%	9.5
X2B	I/O	N/A	$2MM	N/A	14.0%	6.9%	69.0%	9.8
X3	I/O	N/A	$25MM	N/A	13.3%	5.2%	69.0%	9.8
Total / Wtd. Avg.			**$72MM**		**6.6%**	**8.3%**	**67.4%**	**9.8**

Collateral Pool Summary[1]

Underlying Pool Balance:	$1.5B
Weighted Avg Mortgage Interest Rate:	3.22%
Interest Only DSCR[4]:	2.2x
Average Loan to Value:	69.0%
Number of Properties:	62
Number of Units:	13,071
Weighted Avg Occupancy:	93.1%
Weighted Avg Rent/Unit:	$1,467
Total Appraised Value:	$2.1B
Geographic Distribution[1]:	



Other (<4.0% of total)
27.8%
TX
15.7%
FL
15.5%
CA
10.9%
NJ
10.3%
AZ
5.8%
NY
5.2%
MD
4.6%
MO
4.2%
$1.5B
UNDERLYING POOL BALANCE

Class D Tranche Breakdown[1]

SAMPLE FREMF K- SERIES SECURITIZATION – SEQUENTIAL PAY



$1.5B
Floating Rate
Pool of Mortgages
Guaranteed Certificate
Class A-1 and A-2
Guaranteed Certificate
Class A-M
Unguaranteed Certificate
Class D
Principal Only
$36MM Purchase Price
Last
First
Loss Position
Cash Flows
First
Last

(1) BASED ON AUGUST 1, 2020 CUT-OFF DATE. WEIGHTED AVERAGES BASED ON PURCHASE PRICE.
(2) CURRENT YIELD CALCULATED USING PURCHASE PRICE.
(3) CALCULATED USING PROJECTED CASH FLOWS. UNLEVERED IRR FOR THE INVESTMENT CALCULATED USING THE SUM OF THE PROJECTED CASH FLOWS FOR EACH TRANCHE.
(4) CALCULATED USING UNDERWRITTEN NET CASH FLOW.

11

APPENDICES INTENTIONALLY LEFT BLANK

APPENDIX: PORTFOLIO

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	Senior Loan	Various	SFR	2/11/2020	$508,700	$84,661	4.65%	8.2	68.1%	
2	Senior Loan	Various	SFR	2/11/2020	62,023	10,211	5.35%	8.7	65.0%	
3	Senior Loan	Various	SFR	2/11/2020	51,362	8,354	5.33%	5.3	54.2%	
4	Senior Loan	Various	SFR	2/11/2020	38,399	6,497	5.30%	8.3	73.3%	
5	Senior Loan	Various	SFR	2/11/2020	17,328	2,924	5.08%	8.6	64.8%	
6	Senior Loan	Various	SFR	2/11/2020	15,300	2,434	5.24%	3.3	55.8%	
7	Senior Loan	Various	SFR	2/11/2020	12,332	2,053	5.54%	8.3	67.1%	
8	Senior Loan	Various	SFR	2/11/2020	10,670	1,803	5.79%	8.4	73.6%	
9	Senior Loan	Various	SFR	2/11/2020	10,590	1,754	5.85%	8.2	70.0%	
10	Senior Loan	Various	SFR	2/11/2020	10,251	1,732	4.74%	8.4	65.7%	
11	Senior Loan	Various	SFR	2/11/2020	10,650	1,708	6.10%	7.6	72.2%	
12	Senior Loan	Various	SFR	2/11/2020	10,523	1,696	5.55%	5.7	63.2%	
13	Senior Loan	Various	SFR	2/11/2020	9,666	1,626	5.47%	8.3	72.7%	
14	Senior Loan	Various	SFR	2/11/2020	9,256	1,546	5.46%	8.5	56.6%	
15	Senior Loan	Various	SFR	2/11/2020	8,283	1,397	5.99%	8.3	72.0%	
16	Senior Loan	Various	SFR	2/11/2020	7,896	1,331	5.72%	8.6	56.4%	
17	Senior Loan	Various	SFR	2/11/2020	7,770	1,287	5.60%	8.6	73.7%	
18	Senior Loan	Various	SFR	2/11/2020	7,619	1,264	5.46%	8.0	56.6%	
19	Senior Loan	Various	SFR	2/11/2020	6,829	1,126	5.88%	8.7	71.7%	
20	Senior Loan	Various	SFR	2/11/2020	6,378	1,075	4.83%	8.3	73.5%	
21	Senior Loan	Various	SFR	2/11/2020	6,702	1,064	5.35%	3.6	68.6%	
22	Senior Loan	Various	SFR	2/11/2020	6,577	1,042	5.61%	3.2	57.5%	
23	Senior Loan	Various	SFR	2/11/2020	5,760	968	5.34%	8.4	70.0%	
24	Senior Loan	Various	SFR	2/11/2020	5,679	948	5.47%	8.3	57.4%	
25	Senior Loan	Various	SFR	2/11/2020	5,614	887	5.46%	3.1	67.0%	
26	Senior Loan	Various	SFR	2/11/2020	5,374	894	4.72%	8.5	73.6%	
27	Senior Loan	Various	SFR	2/11/2020	4,736	782	4.95%	8.6	74.0%	
	Total SFR				**862,266**	**143,064**	**4.91%**	**7.9**	**66.9%**	

*SEE FOOTNOTES ON FOLLOWING PAGE

APPENDIX: PORTFOLIO

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	CMBS B-Piece	Various	Multifamily	2/11/2020	$75,693[5]	$30,270	6.16%[6]	5.7	65.3%	
2	CMBS B-Piece	Various	Multifamily	2/11/2020	56,664[5]	25,008	6.16%[6]	6.4	64.9%	
3	CMBS B-Piece	Various	Multifamily	4/23/2020	81,999[5]	33,185	3.55%[7]	9.7	63.8%	
4	CMBS B-Piece	Various	Multifamily	7/30/2020	67,166[5]	30,224	9.16%[8]	6.8	65.2%	
5	CMBS B-Piece	Various	Multifamily	8/6/2020	108,643[5]	16,317	NA	10.0	69.0%	
	Total CMBS B-Pieces				390,165[5]	135,004	5.62%	7.4	65.4%	
1	CMBS IO Strip	Various	Multifamily	4/15/2020	863[9]	$365	3.40%	16.6	61.5%	
2	CMBS IO Strip	Various	Multifamily	4/15/2020	739[9]	333	2.93%	17.5	65.3%	
3	CMBS IO Strip	Various	Multifamily	5/18/2020	2,464[9]	914	2.09%	26.2	66.3%	
4	CMBS IO Strip	Various	Multifamily	8/6/2020	9,082[9]	3,627	0.10%	10.0	56.2%	
5	CMBS IO Strip	Various	Multifamily	8/6/2020	1,914[9]	765	0.10%	10.0	69.0%	
6	CMBS IO Strip	Various	Multifamily	8/6/2020	25,195[9]	8,802	3.09%	27.9	69.0%	
	Total CMBS IO Strip				**40,257**	**14,806**	**2.22%**	**9.4**	**65.5%**	
1	Mezzanine	Charleston, SC	Multifamily	2/11/2020	$3,250	$3,222	12.25%[10]	1.6	73.4%	
2	Mezzanine	Houston, TX	Multifamily	6/12/2020	7,500	7,500	11.00%[11]	5.0	79.3%	
	Total Mezzanine				**10,750**	**10,722**	**11.38%**	**4.0**	**77.5%**	
1	Preferred Equity	Jackson, MS	Multifamily	2/11/2020	$5,056	$5,291	12.50%	7.4	75.6%	
2	Preferred Equity	Corpus Christi, TX	Multifamily	2/11/2020	3,821	3,977	15.25%	2.1	57.0%	
3	Preferred Equity	Columbus, GA	Multifamily	2/11/2020	10,000	9,776	11.50%	5.0	85.8%	
4	Preferred Equity	Houston, TX	Multifamily	5/29/2020	10,000	10,000	11.00%[11]	9.8	84.4%	
	Total Preferred Equity				**28,877**	**29,044**	**12.02%**	**6.7**	**79.5%**	
1	Preferred Stock	N/A	Self-Storage	2/11/2020	$40,000[12]	$40,946	13.27%	N/A	N/A	
	Portfolio Total				**$1,372,315**	**$373,586**	**5.44%**	**8.2**	**66.9%**	**1.94x**

(1) OUR TOTAL PORTFOLIO REPRESENTS THE CURRENT PRINCIPAL AMOUNT OF THE CONSOLIDATED SFR LOANS, THE MEZZANINE LOAN, PREFERRED EQUITY, AND PREFFERED STOCK AS WELL AS THE NET EQUITY OF OUR CMBS B-PIECE INVESTMENTS.
(2) NET EQUITY REPREESENTS THE CARRYING VALUE LESS BORROWRINGS.
(3) THE WEIGHTED AVERAGE COUPON IS WEIGHTED ON THE CURRENT PRINCIPAL BALANCE.
(4) THE WEIGHTED AVERAGE LIFE IS WEIGHTED ON THE CURRENT PRINCIPAL BALANCE AND ASSUMES NO PREPAYMENTS. THE MATURITY DATE USED FOR PREFERRED EQUITY INVESTMENTS REPRESENTS THE MATURITY DATE OF THE SENIOR MORTGAGE, AS THE PREFERRED EQUITY INVESTMENTS HAVE NO STATED MATURITY DATE, AND REQUIRE REPAYMENT UPON THE SALE OR REFINANCING OF THE ASSET.
(5) THE CMBS B-PIECES ARE SHOWN ON AN UNCONSOLIDATED BASIS REFLECTING THE VALUE OF OUR INVESTMENTS.
(6) FLOATING RATE CMBS B-PIECE YIELDS 1M LIBOR PLUS 600 BPS. AS OF JUNE 30, 2020, 1M LIBOR WAS 0.16225%.
(7) FIXED RATE CMBS B-PIECE HAS A BOND EQUIVALENT YIELD OF APPROXIMATELY 10.75%, WAC OF 3.55% AND CURRENT YIELD OF 6.10%.
(8) FLOATING RATE CMBS B-PIECE YIELDS 1M LIBOR PLUS 900BPS. AS OF JUNE 30, 2020, 1M LIBOR WAS 0.16225%
(9) CURRENT PRINCIPAL FOR CMBS IO STRIPS ARE SHOWN AS CURRENT MARKET VALUE
(10) MEZZANINE INVESMENT IS FLOATING BASED ON WSJ PRIME PLUS 900 BPS, OF WHICH 8.00% IS FIXED AND PAID MONTHLY. AS OF JUNE 30, 2020, WSJ PRIME WAS 3.25%. EXPECTED TO BE REDEEMED AUGUST 7, 2020.
(11) MEZZANINE INVESTMENT IS FIXED AND PAYS 6.5% CURRENT INTEREST, PAID MONTHLY, WITH THE REMAINING 4.50% ACCRUING AND DUE AT MATURITY
(12) PREFERRED STOCK CONSISTS OF JCAP SERIES A PREFERRED.

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APPENDIX: 2Q 2020 FINANCIAL SUMMARY Balance Sheet Income Statement For the three months ended June 30, 2020 March 31, 2020 Interest income $9,821 $6,586 Interest expense 5,216 3,331 Net interest income 4,605 3,255 Other income (loss) 17,057 (24,924) Total operating expenses 2,389 1,199 Net income 19,273 (22,868) Net income attributable to redeemable NCI 14,003 (16,515) Net loss attributable to common stockholders $5,270 $(6,353) Weighted average common shares outstanding, diluted 5,292 5,223 Net income (loss) per share, diluted $1.00 $(1.22) Core earnings $1,944 $1,179 Weighted average common shares outstanding, diluted 5,292 5,223 Core earnings per share, diluted $0.37 $0.23 Dividend per common share $0.40 $0.22 June 30, 2020 December 31, 2019 Cash and cash equivalents $966 $- Accrued interest and dividends 6,220 - Loans, held-for-investment, net 39,771 - Preferred stock 40,947 - Mortgage loans, held-for-investment, net 930,340 - Mortgage loans held in variable interest entities, at fair value 2,835,528 - CMBS structured pass through certificates, at fair value 4,368 - Other Assets 1,118 - Total Assets $3,859,258 $- Secured financing agreements, net $787,569 $- Master repurchase agreements 60,123 - Accounts payable and other accrued liabilities 1,249 - Accrued interest payable 768 - Bonds payable held in variable interest entities, at fair value 2,671,868 - Total Liabilities 3,521,577 - Redeemable NCI in the Operating Partnership 251,384 - Total Stockholders Equity 86,297 - Total Liabilities and Stockholders’ Equity $3,859,258 $- Common shares outstanding 5,263 - Redeemable Sub OP units 13,161 - Combined book value per share $18.33 $- $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

APPENDIX: RECONCILIATIONS $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED Reconciliation of Net Income (Loss) to Core Earnings 2Q 2020 1Q 2020 Net income attributable to common stockholders $5,270 $(6,353) Adjustments: Amortization of stock-based compensation 39 - Loan loss provision, net 23 59 Unrealized (gains) or losses (3,387) 7,473 Core Earnings $1,944 $1,179 Weighted average common shares outstanding, basic 5,263 5,223 Weighted average common shares outstanding, diluted 5,292 5,223 Core earnings per diluted weighted average share $0.37 $0.23 Reconciliation of Debt to Equity1 Credit facility2 $787,569 Master repurchase agreements2 60,123 Additional master repurchase agreements1 97,604 Total debt $945,296 Series A preferred stock1 46,107 Redeemable NCI in the Operating Partnership2 251,384 Additional contributions in exchange for Redeemable OP Units3 11,481 Total stockholders equity2 86,297 Estimated Total Equity $349,162 Estimated Total Equity including Series A preferred stock $395,269 Debt to equity ratio 2.71x Debt to equity including Series A preferred 2.39x AS OF AUGUST 6, 2020 AND AFTER GIVING EFFECT TO THE REPAYMENT OF THE $65MM BRIDGE FACILITY AND APPROXMATELY $60.7MM OF ADDITIONAL REPO FINANCING EXPECTED TO OCCUR AFTER THE DATE OF THIS SUPPLEMENT AS OF JUNE 30, 2020 ADDITIONAL OP UNITS ISSUED ON JULY 30, 2020 AND AUGUST 4, 2020

APPENDIX: RECONCILIATIONS $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED Reconciliation of 3Q 2020 Net Income to Core Earnings Low Mid High For the three months ended September 30, 2020 September 30, 2020 September 30, 2020 Net income attributable to common stockholders $1,858 $1,969 $2,080 Adjustments: Amortization of stock based compensation 252 252 252 Core Earnings $2,110 $2,221 $2,332 Weighted average common shares outstanding, basic 5,263 5,263 5,263 Weighted average common shares outstanding, diluted 5,552 5,552 5,552 Core earnings per diluted weighted average share $0.38 $0.40 $0.42 Reconciliation of 4Q 2020 Net Income to Core Earnings Low Mid High For the three months ended December 31, 2020 December 31, 2020 December 31, 2020 Net income attributable to common stockholders $2,302 $2,413 $2,524 Adjustments: Amortization of stock based compensation 252 252 252 Core Earnings $2,554 $2,665 $2,776 Weighted average common shares outstanding, basic 5,263 5,263 5,263 Weighted average common shares outstanding, diluted 5,552 5,552 5,552 Core earnings per diluted weighted average share $0.46 $0.48 $0.50

CONTACT NEXPOINT REAL ESTATE FINANCE (NYSE:NREF)  300 Crescent Court, Suite 700 Dallas, Texas 75201 Website: www.nexpointfinance.com Phone: 972.628.4100